Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION
Rule 2.10 Announcement and Buyback of Own Shares
18 March 2016
In accordance with Rule 2.10 of the City Code on Takeovers and Mergers (the "Code"), Liberty Global (NASDAQ: LBTYA, LBTYB, LBTYK, LILA and LILAK) confirms that it had the following relevant securities held and in issue outside treasury as of the close of business on 17 March 2016:
•252,869,723 Liberty Global Class A ordinary shares of $0.01 each with ISIN reference GB00B8W67662;

•10,805,850 Liberty Global Class B ordinary shares of $0.01 each with ISIN reference GB00B8W67779;

•577,254,310 Liberty Global Class C ordinary shares of $0.01 each with ISIN reference GB00B8W67B19;

•12,648,169 LiLAC Class A ordinary shares of $0.01 each with ISIN reference GB00BTC0M714;

•523,423 LiLAC Class B ordinary shares of $0.01 each with ISIN reference GB00BTC0M938; and

•30,774,214 LiLAC Class C ordinary shares of $0.01 each with ISIN reference GB00BTC0MD78.

Liberty Global announces that it has repurchased the following number of Liberty Global Class C Ordinary Shares of $0.01 each pursuant to its share purchase plan, which operates on a daily basis in compliance with Rule 10b5-1 of the Securities Exchange Act 1934 (the "Buyback Plan"):

Date of purchase	17 March 2016
Number of shares purchased	134,700
Highest price per share (US$)	$37.30
Lowest price per share (US$)	$36.61

A breakdown of the prices at which these shares were purchased is set out as follows. These shares will be held in treasury until being cancelled in due course.

Price per share (US$)	Number of Liberty Global Class C Ordinary Shares of $0.01
36.6100	1,000
36.6200	300
36.7500	900
36.7575	200
36.7600	600
36.7700	200
36.7900	2,000
36.8000	540
36.8100	400
36.8200	1,000
36.8250	200
36.8300	2,200
36.8400	2,600
36.8500	6,500
36.8600	1,500

36.8700	200
36.8800	700
36.8900	434
36.9000	3,166
36.9250	1,400
36.9300	600
36.9500	100
36.9700	1,900
37.0300	1,300
37.0400	1,600
37.0600	1,400
37.0650	200
37.0700	800
37.0800	500
37.0900	100
37.1000	1,100
37.1100	1,100
37.1200	600
37.1250	300
37.1300	4,800
37.1350	100
37.1400	2,800
37.1500	7,938
37.1550	100
37.1599	922
37.1600	9,400
37.1700	6,700
37.1750	100
37.1800	1,100
37.1900	7,600
37.1950	300
37.2000	6,600
37.2050	200
37.2100	9,900
37.2150	300
37.2200	5,800
37.2250	100
37.2300	8,100
37.2350	200
37.2400	4,600
37.2500	8,600
37.2550	100
37.2600	4,400
37.2700	2,500
37.2800	2,300
37.2900	500
37.3000	1,000

Liberty Global further announces that, pursuant to entering into a call spread transaction on 17 March 2016, it has acquired interests in 137,130 Liberty Global Class C ordinary shares of $0.01 each at a net premium per share of $36.46. Accordingly, Liberty Global confirms that it has entered into the following call spread transactions pursuant to the Buyback Plan:

Date of entry into transaction	Class of relevant security	Product description	Written or purchased	Number of securities to which option or derivative relates	Exercise price per unit (US$)	Type e.g. American, European etc.	Expiry date
17 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	137,130	Zero	European	20 April 2016
		Call option	Written	137,130	37.13	European
16 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	140,034	Zero	European	19 April 2016
		Call option	Written	140,034	36.36	European
15 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	143,548	Zero	European	18 April 2016
		Call option	Written	143,548	35.47	European
14 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	143,144	Zero	European	15 April 2016
		Call option	Written	143,144	35.57	European
11 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	144,731	Zero	European	14 April 2016
		Call option	Written	144,731	35.18	European
10 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	147,200	Zero	European	13 April 2016
		Call option	Written	147,200	34.59	European
09 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	144,731	Zero	European	12 April 2016
		Call option	Written	144,731	35.18	European
08 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	143,548	Zero	European	11 April 2016
		Call option	Written	143,548	35.47	European
07 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	140,227	Zero	European	08 April 2016
		Call option	Written	140,227	36.31	European
04 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	138,926	Zero	European	07 April 2016
		Call option	Written	138,926	36.65	European
03 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	138,851	Zero	European	06 April 2016
		Call option	Written	138,851	36.67	European
02 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	139,535	Zero	European	05 April 2016
		Call option	Written	139,535	36.49	European
01 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	138,775	Zero	European	04 April 2016
		Call option	Written	138,775	36.69	European
29 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	140,692	Zero	European	01 April 2016
		Call option	Written	140,692	36.19	European

26 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	141,004	Zero	European	31 March 2016
		Call option	Written	141,004	36.11	European
25 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	142,663	Zero	European	30 March 2016
		Call option	Written	142,663	35.69	European
24 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	142,464	Zero	European	29 March 2016
		Call option	Written	142,464	35.74	European
23 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	138,661	Zero	European	28 March 2016
		Call option	Written	138,661	36.72	European
22 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	138,435	Zero	European	24 March 2016
		Call option	Written	138,435	36.78	European
19 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	141,474	Zero	European	23 March 2016
		Call option	Written	141,474	35.99	European
18 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	140,926	Zero	European	22 March 2016
		Call option	Written	140,926	36.13	European
17 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	145,601	Zero	European	21 March 2016
		Call option	Written	145,601	34.97	European
16 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	152,126	Zero	European	18 March 2016
		Call option	Written	152,126	33.47	European

Further Information
A copy of this announcement will be made available on Liberty Global's website, www.libertyglobal.com.
Investors should note that in connection with the recommended offer for Cable & Wireless Communications Plc, Liberty Global will be required to disclose, which may be on a daily basis, certain further information about its share buyback program and capital structure, as well as other information relating to Liberty Global and the recommended offer. This information may be material to investors in connection with the recommended offer. This information will be posted on our website and will be released through the Regulatory News Service in the U.K., as required by the Code. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on our website, as well as through the Regulatory News Service, which can be accessed here:
http://www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
For more information about Liberty Global, please visit www.libertyglobal.com or contact:

Investor Relations:		Corporate Communications:
Oskar Nooij	+1 303 220 4218	Matt Beake	+44 20 8483 6428
Christian Fangmann	+49 221 8462 5151	Tim Burt	+44 20 7240 2486
John Rea	+1 303 220 4238	Aimee Baxter	+1 646 561 3512

Disclosure requirements of the Code
Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.
Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.
If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.
Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).
Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

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